UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2006
MICRO LINEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24758 (Commission File Number)	94-2910085 (I.R.S. Employer Identification No.)

2050 Concourse Drive, San Jose, California (Address of principal executive offices)	95131 (Zip Code)
(408) 433-5200
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.
     On October 20, 2006, Micro Linear Corporation and Sirenza Microdevices, Inc. issued a joint press release announcing that Micro Linear adjourned its special meeting of stockholders commenced on October 20, 2006, and will reconvene the special meeting of stockholders on Tuesday, October 31, 2006.
     The foregoing description of the press release is qualified in its entirety by the copy of the press release that is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
           99.1 Press release dated October 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 20, 2006

MICRO LINEAR CORPORATION
By:	/s/ Michael Schradle
	Name:	Michael Schradle
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated October 20, 2006